Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share Tables
Schedule of basic earnings per share and diluted earnings per share

(Dollars in thousands, except per share data)

	2012	2011	2010
Basic
Net income	$4,262	$3,513	$2,711

Weighted average common shares outstanding	3,296,462	3,286,969	3,273,151

Basic earnings per common share	$1.29	$1.07	$0.83
Diluted
Net income	$4,262	$3,513	$2,711

Weighted average common shares outstanding	3,296,462	3,286,969	3,273,151
Plus: dilutive effect of assumed exercises of stock options	436	—	—
Average shares and dilutive potential common shares	3,296,898	3,286,969	3,273,151

Diluted earnings per common share	$1.29	$1.07	$0.83

There were 28,625 stock options as of December 31, 2012, 46,656 as of December 31, 2011, and 49,232 as of December 31, 2010 considered to be anti-dilutive to earnings per share and thus have been excluded from the calculations above.